                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ---------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)         OCTOBER 25,1996
                                                -------------------------------


                       IMC HOME EQUITY LOAN TRUST 1996-3
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


     NEW YORK                      333-4911-01                13-3902498
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  (STATE OR OTHER                  (COMMISSION               (IRS EMPLOYER
   JURISDICTION                    FILE NUMBER)             IDENTIFICATION NO.)
 OF INCORPORATION)



            C/O THE CHASE MANHATTAN BANK
             STRUCTURED FINANCE SERVICES
          450 WEST 33RD STREET, NEW YORK, NY                  10001-2697
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                                   -----------------------------


                                   NO CHANGE
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.      Other Events.
             On October 25, 1996 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of September, 1996 dated October 25, 1996 attached hereto as Exhibit 19 is hereby incorporated by reference

             In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer and Subservicers for the month of September, 1996 was $101,944.77.

Item 7.      Financial Statements, Pro Forma Financial
             Information and Exhibits.

      (a)          Not applicable

      (b)          Not applicable

      (c)          Exhibits.

   19.   Trustee's Monthly Servicing Report for the month of September, 1996.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       By:   IMC SECURITIES, INC.,
                                             As Depositor


                                       By:   /s/ Thomas G. Middleton
                                             ----------------------------------
                                             Thomas G. Middleton
                                             President, Chief Operating Officer,
                                             Assistant Secretary and Director


                                       By:   /s/ Stuart D. Marvin
                                             ----------------------------------
                                             Stuart D. Marvin
                                             Chief Financial Officer


Dated:    October 25, 1996

                                 EXHIBIT INDEX


Exhibit No.          Description                                       Page No.

   19.       Trustee's Monthly Servicing Report
             for the Month of September, 1996.                             6